Net finance costs	12 Months Ended
Jun. 30, 2023
Text block [abstract]
Net finance costs
23     Net finance costs

	2023	2022	2021
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	997	491	607
Interest capitalised at 5.71% (2022: 2.90%; 2021: 2.83%) 1	(271)	(113)	(204)
Interest on lease liabilities	130	119	102
Discounting on provisions and other liabilities	1,293	645	353
Other gains and losses:
Fair value change on hedged loans	(803)	(1,286)	(779)
Fair value change on hedging derivatives	691	1,277	704
Loss on bond repurchase 2	–	–	395
Exchange variations on net debt	9	(99)	99
Other	14	16	13

Total financial expenses	2,060	1,050	1,290

Financial income
Interest income	(529)	(81)	(67)

Net finance costs	1,531	969	1,223

1
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$81 million (2022: US$34 million; 2021: US$61 million).

2
Relates to the additional cost on settlement of two multi-currency hybrid debt repurchase programs and the unwind of the associated hedges, included in a total cash payment of US$3,402 million disclosed in repayment of interest bearing liabilities in the Consolidated Cash Flow Statement.

Recognition and measurement
Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.